May 4, 2026
Thrivent International Large Cap ETF
The Nasdaq Stock Market LLC: TILC
Summary Prospectus

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at thriventETFs.com/prospectus. You can also get this information at no cost by calling 800-847-4836, sending an email request to contactus@thriventfunds.com, or contacting your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 4, 2026, as revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

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Thrivent International Large Cap ETF
TILC

Investment Objective
Thrivent International Large Cap ETF (the "Fund") seeks long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and/or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.52%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.52%
1
'Other Expenses' is an estimate based on the expenses the Fund expects to incur for its first full fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated (whether or not shares are sold or redeemed), and also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. It also does not include the transaction fees on purchases and redemptions of creation units (“Creation Units”), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be (based on estimated Fund expenses):
1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Predecessor Mutual Fund (defined below) was 84% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large-capitalization companies. Generally, at least 65% of the Fund’s net assets will be invested in equity securities of issuers in international developed market countries. Developed market countries are countries covered by the MSCI World ex-USA Index – USD Net Returns, an international developed markets equity index. The Fund may also invest to a lesser extent in the common stocks of mid- and small-capitalization companies. The Fund defines large-cap companies as those with market capitalizations at or above the market capitalization of the smallest company represented in the MSCI EAFE Index (USD) (approximately $2.1 billion as of March 31, 2026), the Russell 1000 Index (approximately $907 million as of March 31, 2026) or other widely-followed indices that represent all or a portion of the large cap equity segment of the securities market. The Fund may invest in securities denominated in various currencies. The Fund may also pursue its investment strategy by investing in derivatives such as futures contracts to either hedge its exposure or gain exposure to certain investments. Should Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) change the investments used for purposes of this 80% threshold, we will notify you at least 60 days prior to the change.
In buying and selling securities for the Fund, the Adviser uses an active strategy. This strategy consists of a disciplined approach that involves computer-aided, quantitative analysis of fundamental, technical and risk-related factors. The Adviser’s factor model (a method of analyzing and combining multiple data sources) systematically reviews thousands of stocks, using data such as historical earnings growth and expected future growth, valuation, price momentum, and other quantitative factors to forecast return potential. Then, risk characteristics of potential investments and covariation among securities are analyzed along with the return forecasts in determining the Fund’s holdings.
Principal Risks
The Fund is subject to the following principal investment risks, which you should review carefully and in entirety. An investment in the Fund is not a deposit or other obligation of Thrivent Trust Company, Thrivent Bank, or any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal agency. The Fund may not achieve its investment objective and you could lose money by investing in the Fund.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. Certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, market closures, war, terrorism, natural disasters and outbreak of infectious diseases. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Equity Security Risk. Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities generally do not move in the same direction at the same time and are generally more volatile than most debt securities.
ETF Structure Risks. The Fund is structured as an ETF and is subject to risks related to exchange trading, including:
•
The Fund’s shares are listed for trading on a national securities exchange (the “Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of Fund shares will typically approximate the Fund’s net asset value (“NAV”), there may be times when the market price reflects a significant premium or discount to NAV.
•
Although the Fund’s shares are listed on the Exchange, it is possible that an active trading market in the Fund’s shares may not be maintained.
•
The Fund could potentially face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
•
Only an authorized participant (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The Fund utilizes equity futures in order to increase or decrease its exposure to various asset classes at a lower cost than trading stocks directly. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. The assessment of potential Fund investments may prove incorrect, resulting in losses or poor performance, even in rising markets. Poor investments by the Adviser may cause the Fund to underperform relative to its benchmark or similar funds. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including regulatory events, economic downturn, government shutdowns, the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, social unrest, recessions, natural disasters or similar events.
New and Smaller Sized Fund Risk. The Fund is new and has a limited operating history as an ETF for investors to evaluate and may not be successful in implementing its investment strategies. The Fund may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid/ask spreads.
Quantitative Investing Risk. Securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions relating to these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio. Among other risks, results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology systems malfunctions, or programming flaws. Such models may not perform as expected or may underperform in periods of market volatility.
Regional Risk. The Fund will generally have more exposure to the specific regional or country economic risks where it has significant investments. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial volatility, illiquidity or reduction in the value of the Fund’s investments.
Performance
The Fund is a newly organized series of Thrivent ETF Trust created to acquire the assets and liabilities of Thrivent Core International Equity Fund (the “Predecessor Mutual Fund”), a series of Thrivent Core Funds, in a reorganization (the “Reorganization”) that has been approved by the Predecessor Mutual Fund’s Board of Trustees. The Predecessor Mutual Fund will be considered the accounting and tax survivor of the Reorganization and, accordingly, certain performance information, financial highlights, and other information relating to the Predecessor Mutual Fund have been included in the Fund’s prospectus and presented as if the Reorganization had been consummated.
The following bar chart and table beneath it provide some indication of the risks of investing in the Fund. The Fund is assuming the financial history and performance of the Predecessor Mutual Fund as the result of the Reorganization. The Adviser to the Fund also served as the investment adviser to the Predecessor Mutual Fund. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart shows Predecessor Mutual Fund’s performance from year to year (represented by the performance of the Predecessor Mutual Fund’s Class S shares). The table shows how the Predecessor Mutual Fund’s average annual returns (represented by the average annual returns of the Predecessor Mutual Fund’s Class S shares) for the indicated periods compared with those of an appropriate broad-based securities market index and a more narrowly based index.The bar chart and table include the effects of the Predecessor Mutual Fund’s expenses and assume that you sold your shares at the end of the period.The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as individual retirement accounts. Had the Predecessor Mutual Fund been structured as an ETF, its performance may have differed.
The Fund compares its performance to the MSCI All Country World Index ex-USA – USD Net Returns, an appropriate broad-based securities market index that represents the overall international equity market in which the Fund may invest. The MSCI All Country World Index ex-USA – USD Net Returns measures the performance of stock markets in developed and emerging markets countries throughout the world (excluding the U.S.) and reflects dividends reinvested after deducting applicable withholding taxes. The Fund also compares its performance to the MSCI EAFE Index – USD Net Returns, which more closely reflects the market segments in which the Fund invests. The MSCI EAFE Index – USD Net Returns captures large- and mid-cap stocks across developed markets countries around the world, excluding the U.S. and Canada.
The Fund’s (and the Predecessor Mutual Fund’s) past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available on the Fund’s website at thriventETFs.com/individual or by calling 800-847-4836.
Year-by-Year Total Return

Best Quarter:	Q4 2022	+15.67%
Worst Quarter:	Q1 2020	(23.79)%
Average Annual Total Returns
(Periods Ending December 31, 2025)
			Since Inception
	1 Year	5 Years	2/28/2020
Fund (before taxes)	30.69%	9.43%	6.71%
Fund (after taxes on distributions)	27.78%	8.09%	5.58%
Fund (after taxes on distributions and redemptions)	19.68%	7.13%	5.03%
MSCI All Country World Index ex-USA - USD Net Returns (reflects no deduction for fees, expenses or taxes)	32.39%	7.91%	7.11%
MSCI EAFE Index - USD Net Returns (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	7.49%
Management
Investment Adviser
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

Name and Title	Portfolio Manager of the Fund Since
Jing Wang, CFA Senior Portfolio Manager	February 2024
Noah J. Monsen, CFA Senior Portfolio Manager	November 2017
Shu Guo Senior Portfolio Manager	February 2024
Purchase and Sale of Fund Shares
The Fund issues and redeems shares at its NAV only in Creation Units. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Individual shares of the Fund may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at thriventETFs.com/individual.
Tax Information
The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4321 N. Ballard Rd.
Appleton, WI 54919-0001

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Investment Adviser Thrivent Asset Management, LLC 901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402-3211	Legal Counsel Ropes & Gray LLP Prudential Tower, 800 Boylston Street Boston, Massachusetts 02199-3600	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 45 South Seventh Street, Suite 3400 Minneapolis, Minnesota 55402
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ALPS Distributors, Inc., member FINRA, is the distributor for Thrivent ETFs. Thrivent Distributors, LLC, a subsidiary of Thrivent, is the marketing agent. ALPS Distributors, Inc. is not affiliated with Thrivent, the marketing name for Thrivent Financial for Lutherans, or any of its subsidiaries.
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